                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             MOLECULAR BIOSYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------
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PROXY                      MOLECULAR BIOSYSTEMS, INC.                      PROXY
                            10030 BARNES CANYON ROAD
                              SAN DIEGO, CA 92121
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Kenneth J. Widder, with the power to appoint his substitute, and hereby authorizes him to represent and vote as designated below all of the shares of Common Stock of Molecular Biosystems, Inc. held of record by the undersigned on June 25, 1996, at the 1996 Annual Meeting of Stockholders to be held on August 20, 1996, or any adjournments thereof.
                         ------------------------------

           Please mark your votes in connection with the following proposals:
1.         ELECTION OF DIRECTORS         / / FOR all nominees listed below          / / WITHHOLD AUTHORITY
                                           (except as marked to the contrary          to vote for all nominees listed
                                         below)                                       below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                    LINE THROUGH THE NOMINEE'S NAME BELOW.)

           David W. Barry, Robert W. Brightfelt, Charles C. Edwards, Gordon C. Luce, David Rubinfien, Bobba Venkatadri, Kenneth J. Widder

2.         To approve the proposal to amend the Certificate of Incorporation of the Company to increase the Company's authorized number of shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         To approve the proposal to amend the Company's 1993 Stock Option Plan to increase the maximum number of shares for which the Company is authorized to grant options from 2,500,000 shares to 3,250,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         To approve the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1997.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                                SEE REVERSE SIDE
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    IN HIS DISCRETION,  THE PROXY  IS EACH AUTHORIZED  TO VOTE  UPON SUCH  OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR (PROPOSAL 1) AND FOR PROPOSALS 2 THROUGH 4, AND AS TO ANY OTHER ITEM OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE BEST JUDGMENT OF THE PROXIES.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                             DATED: ____________________________
                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                  Signature if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.